UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2024

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in that Current Report on Form 8-K dated July 18, 2024, on July 12, 2024, Evofem Biosciences, Inc. (the “Company”), Aditxt, Inc., a Delaware Corporation (“Aditxt”), and Adifem, Inc., f/k/a Adicure, Inc., a Delaware corporation and wholly-owned subsidiary of Aditxt (the “Merger Sub”) entered into an Amended and Restated Merger Agreement (as amended August 16, 2024, September 6, 2024 and October 2, 2024, the “A&R Merger Agreement”) whereby the Merger Sub will merge with and into the Company with Company being the surviving company and wholly-owned subsidiary of Aditxt (the “Merger”).

As previously reported in that Current Report on Form 8-K dated October 31, 2024, between October 28 and October 30, 2024, the Company entered into support agreements (each a “Support Agreement”) with some of its investors (the “Investors” and each an “Investor”) pursuant to which the Investors agreed (i) to vote all Subject Shares (as defined in the Support Agreement) that an Investor is entitled to vote at the time any vote to approve and adopt the A&R Merger Agreement and the Merger at any meeting of the stockholders of the Company, and at any adjournment thereof, at which the A&R Merger Agreement is submitted for consideration and vote of the stockholders of the Company, and (ii) that he or it will not vote any Subject Shares in favor of, and will vote such Subject Shares against the approval of, any Company Acquisition Proposal (as defined in the Support Agreement). Each Investor also revoked any and all previous proxies granted with respect to the Subject Shares. The Investors agreed that all shares of Company Capital Stock (as defined in the Support Agreement) that each Investor purchases, acquires the right to vote, or otherwise acquires beneficial ownership of, after the execution of the Support Agreement and prior to the Expiration Date (as defined below) shall be subject to the terms and conditions of the Support Agreement.

Furthermore, the Investors agreed not to sell or transfer any of such Subject Shares until: (a) the A&R Merger Agreement shall have been terminated for any reason; (b) the Merger shall become effective in accordance with the terms and provisions of the A&R Merger Agreement; (c) the acquisition by Aditxt of all Subject Shares of the Investors, whether pursuant to the Merger or otherwise; (d) any amendment, change or waiver to the A&R Merger Agreement as in effect on the date hereof, without each Investor’s consent, that (1) decreases the amount, or changes the form or timing (except with respect to extensions of time of the offer in accordance with the terms of the A&R Merger Agreement) of consideration payable to the Investors pursuant to the terms of the A&R Merger Agreement as in effect on the date hereof or (2) materially and adversely affects such Investor; or (e) is agreed to in writing by Aditxt and each Investor (collectively the “Expiration date”).

On October 31, 2024, the Company entered into Support Agreements with additional Investors (the “Follow On Investors”). The Follow-On the Investors own collectively an aggregate of 67,222,784 shares of common stock issuable upon the conversion of convertible notes, 1,086,205 shares of common stock issuable upon exercise of warrants, and 7,829,571 shares of Company common stock issuable upon any other instrument convertible into Company common stock.

The foregoing summary of the terms and of the form of Support Agreement do not purport to be complete, and are qualified in their entirety by reference to the complete text of the form of Support Agreement, a copy of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed on October 31, 2024 and is incorporated herein by reference.

On November 6, 2024, the Company issued a press release regarding its entry into the Voting Agreements. A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

This Current Report, including Exhibit 99.1, contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

Important Information About the Merger and Where to Find It

In connection with the proposed Merger, the Company intends to file a proxy statement. The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of the Company as of the record date established for voting on the proposed Merger and will contain important information about the proposed Merger and related matters. Before making any voting decision, investors and security holders of the Company are urged to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Merger because these documents will contain important information about the Company, Aditxt and the proposed Merger. The definitive proxy statement will be made available to the Company’s stockholders as of a record date to be established for voting on the proposed Merger. Aditxt stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of the Company in the Company’s public filings. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed Merger will be set forth in the proxy statement for the proposed Merger when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Merger will be included in the proxy statement that the Company intends to file with the SEC, as described in the “Important Information About the Merger and Where to Find It” section of this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between the Company and Aditxt, including statements regarding the anticipated timing, completion and success of the transaction. The Company’s and Aditxt’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “would,” “believes,” “predicts,” “potential,” “strategy,” “opportunity,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Aditxt’s expectations with respect to future performance and anticipated financial impacts of the Merger, the satisfaction of the closing conditions to the Merger and the timing of the completion of the Merger. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Aditxt’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the lack of a third party valuation in determining whether the proposed transaction is fair to the Company’s stockholders from a financial point of view; (3) the outcome of any legal proceedings that may be instituted against the Company and Aditxt following the announcement of the Merger Agreement and the transactions contemplated therein; (4) the inability to complete the Merger, including due to failure to obtain approval of the stockholders of the Company, or the satisfaction of other conditions to closing in the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6)  the inability to obtain or maintain the listing of Aditxt common stock on the Nasdaq following the Merger; (7) the risk that the Merger disrupts current plans, operations, business relationships, performance and business generally as a result of the announcement and consummation of the Merger; (8) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, and the ability of combined company to grow and manage growth profitably, maintain relationships with customers and suppliers, and retain its management and key employees; (9) costs related to the merger; (10) changes in applicable laws or regulations; (11) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; and (12)  other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Merger, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: November 6, 2024	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer